Supplement to the
Fidelity Flex® Funds
Fidelity Flex® 500 Index Fund
April 29, 2025
Prospectus
The following information replaces similar information found in the "Fund Summary" section under the "Investment Objective" heading.
Fidelity Flex® 500 Index Fund seeks to provide investment results that correspond to the total return of stocks of large capitalization U.S. companies.
The following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Prior to July 21, 2025, normally investing at least 80% of assets in common stocks included in the S&P 500® Index, which broadly represents the performance of common stocks publicly traded in the United States.
  Effective July 21, 2025, normally investing at least 80% of assets in securities included in the Fidelity U.S. Large Cap IndexSM.
The Fidelity U.S. Large Cap IndexSM is a float-adjusted market capitalization-weighted index designed to reflect the performance of U.S. large capitalization stocks. It is a subset of the Fidelity U.S. Total Investable Market IndexSM (a float-adjusted market capitalization-weighted index designed to reflect the performance of the U.S. equity market, including large-, mid-, and small-capitalization stocks) representing the largest companies. Large capitalization stocks are considered to be stocks of the largest 500 U.S. companies based on float-adjusted market capitalization.
The Fidelity U.S. Large Cap IndexSM was created by Fidelity Product Services LLC (FPS) using a rules-based proprietary index methodology that includes all U.S. stocks meeting certain market capitalization, liquidity and investability requirements.
  Lending securities to earn income for the fund.
The following information supplements information found in the "Fund Summary" section under the "Principal Investment Risks" heading.
  Rules-Based Strategy Risk.
Although the index uses a rules-based proprietary index methodology, there is no guarantee that this methodology will be successful.
The following information replaces similar information found in the "Investment Details" section under the "Investment Objective" heading.
Fidelity Flex® 500 Index Fund seeks to provide investment results that correspond to the total return of stocks of large capitalization U.S. companies.
The following information replaces similar information found in the "Investment Details" section under the "Principal Investment Strategies" heading.
Prior to July 21, 2025, Geode Capital Management, LLC (Geode) normally invests at least 80% of the fund's assets in common stocks included in the S&P 500® Index. The S&P 500® Index is a widely recognized, unmanaged index of common stock prices. The S&P 500® Index broadly represents the performance of common stocks publicly traded in the United States.
Effective July 21, 2025, Geode normally invests at least 80% of the fund's assets in securities included in the Fidelity U.S. Large Cap IndexSM.
The Fidelity U.S. Large Cap IndexSM is a float-adjusted market capitalization-weighted index designed to reflect the performance of U.S. large capitalization stocks. It is a subset of the Fidelity U.S. Total Investable Market IndexSM (a float-adjusted market capitalization-weighted index designed to reflect the performance of the U.S. equity market, including large-, mid-, and small-capitalization stocks) representing the largest companies. Large capitalization stocks are considered to be stocks of the largest 500 U.S. companies based on float-adjusted market capitalization.
The Fidelity U.S. Large Cap IndexSM was created by Fidelity Product Services LLC (FPS) using a rules-based proprietary index methodology that includes all U.S. stocks meeting certain market capitalization, liquidity and investability requirements. The index is rebalanced annually, with a provision to make adjustments for certain corporate actions on a quarterly basis. FPS is the index provider. FPS is an affiliated person of the Adviser.
The fund may not always hold all of the same securities as the index. Geode may use statistical sampling techniques to attempt to replicate the returns of the index. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, price-to-earnings (P/E) ratio, price-to-book (P/B) ratio, and earnings growth.
The fund may not track the index because differences between the index and the fund's portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flows into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.
The fund may lend securities to broker-dealers or other institutions to earn income.
If Geode's strategies do not work as intended, the fund may not achieve its objective.
The following information supplements information found in the "Investment Details" section under the "Principal Investment Risks" heading.
Rules-Based Strategy Risk. Although the index uses a rules-based proprietary index methodology, there is no guarantee that this methodology will be successful.
Z5I-PSTK-0425-104 1.9886005.104	April 29, 2025